                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 2
                                     TO THE
                               JARDEN CORPORATION
                        2003 EMPLOYEE STOCK PURCHASE PLAN

     The following amendments are hereby made to the Jarden Corporation (the
"Company") 2003 Employee Stock Purchase Plan, as amended (the "Plan"):

     WHEREAS, Amendment No. 1 to the Plan was effected as of April 12, 2005 in order to change the discount offered to Participants in response to the revisions made to Statement of Financial Accounting Standards No. 123
("FAS123R") in October 2004; and

     WHEREAS, the Securities and Exchange Commission has changed the effective date for the new stock-option accounting rules to take effect for fiscal years starting after June 15, 2005; and

     WHEREAS, at the current time, the Company believes it is in the best interest of the Company not to effect the changes to the Plan resulting from
Amendment No. 1.

     NOW THEREFORE, the Plan is amended as follows:

     The amendments to the Plan, particularly of Sections 6 and 7 thereto, effected by Amendment No. 1 to the Plan are hereby eliminated in their entirety such that Amendment No. 1 to the Plan is null and void and has no further force and effect.

                                  CERTIFICATION

     The undersigned, being the Secretary of Jarden Corporation, a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of
Amendment No. 2 to the 2003 Employee Stock Purchase Plan, effective as of this
1st day of May 2005, and that said Amendment No. 2 to the Jarden Corporation
2003 Employee Stock Purchase Plan is in full force and effect on the date hereof, without further amendment or modification.

                                                 /s/ Ian G.H. Ashken
                                                 -------------------------------
                                                 Secretary of Jarden Corporation